                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into SSE Telecom, Inc.'s previously filed Registration Statement File Nos., 33-57700, 33-65084, and 33-57046.

                                                         /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
April 10, 1996